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                                                                   EXHIBIT 10.2

                                    AGREEMENT

         AGREEMENT, dated as of August 31, 1998 (this "Agreement"), by and among each hospital company signatory hereto (together with its successors and assigns, the "Withdrawing Hospital"), UHS Receivables Corp., a Delaware corporation (together with its successors and assigns, "Finco"), Sheffield Receivables Corporation ("Sheffield") and U.S. Bank National Association, formerly known as First Bank National Association, as Trustee (the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, Finco has purchased the Receivables of each Withdrawing Hospital pursuant to Sale and Servicing Agreements dated as of various dates (the "Prior Sale and Servicing Agreements" and all capitalized terms used without definition herein shall have the meanings set forth in or incorporated by reference into the Prior Sale and Servicing Agreement);

         WHEREAS, the parties wish to terminate the Prior Sale and Servicing Agreement, and in connection therewith the Withdrawing Hospital wishes to repurchase from Finco, and Finco wishes to resell to the Withdrawing Hospital, all of the Hospital's Receivables and all related Transferred Property;

         WHEREAS, Finco is purchasing the Receivables of certain other hospitals pursuant to Sale and Servicing Agreements, dated as of the date hereof, between Finco and each of Northwest Texas Healthcare System, Inc., McAllen Medical Center L.P., Summerlin Hospital Medical Center, LLC and Valley Health System, LLC (the "1998 Sale Agreements") and adding such Receivables to its credit facility with Sheffield pursuant to the Pooling Agreement, dated as of November 16, 1993, as amended, among Finco, Sheffield and the Trustee (the "Pooling Agreement");

         NOW THEREFORE, the parties hereto agree as follows:

         1. The Prior Sale and Servicing Agreement between each Withdrawing Hospital and Finco is hereby terminated effective as of 12:01 a.m. _____________, 1998 (the "Effective Date"), and shall have no further force or effect following the Effective Date; provided, however, that (a) all representations and warranties of the Withdrawing Hospital and Finco under the respective Prior Sale and Servicing Agreements shall survive the execution and delivery of this Agreement, (b) all of the rights and obligations of the parties under Article VII (Indemnification and Expenses) of the Prior Sale and Servicing Agreement shall survive such termination.

         2. Finco does hereby sell, assign, transfer, and convey to each Withdrawing Hospital all of its right, title, and interest of Finco as of the Effective Date in and to the Receivables originated by such Withdrawing Hospital and the related Transferred Property, together with all Collections received after the Effective Date in respect of such Receivables.

         3. In consideration for the sale of the Receivables and the related Transferred Property, the Withdrawing Hospital hereby agrees to pay Finco the amount set forth opposite its name on
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Exhibit A hereto, representing the outstanding balance of the Receivables and the related Transferred Property as of the Effective Date.

         4. Finco hereby releases its security interest in the Receivables and the related Transferred Property.

         5. Finco represents and warrants to Sheffield and the Trustee that upon giving effect to the 1998 Sale Agreements and this Agreement, it will be in compliance with the conditions to payments set forth in Section 3.2 of the Pooling Agreement.

         6. Sheffield and the Trustee hereby consent to the termination of the Prior Sale and Servicing Agreements and the transfer of the applicable Receivables from Finco to each Withdrawing Hospital.

         7. Finco, Sheffield and the Trustee agree to do such further acts and things and to execute and deliver Uniform Commercial Code financing and termination statements and such additional assignments, agreements, powers and instruments as are required by Finco or the Withdrawing Hospital to carry into effect the purposes of this Agreement or to better assure and confirm unto the Withdrawing Hospital its rights, powers and remedies hereunder.

         8. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective heirs, personal representatives, successors and assigns.

         9. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of law.

         10. This Agreement may be signed in two or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.
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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                      THE ARBOUR, INC.
                                      THE BRIDGEWAY, INC.
                                      DEL AMO HOSPITAL, INC.
                                      FOREST VIEW PSYCHIATRIC HOSPITAL, INC.
                                      UHS OF FULLER, INC.
                                      HRI HOSPITAL, INC.
                                      UHS RECOVERY FOUNDATION, INC.
                                      LA AMISTAD RESIDENTIAL TREATMENT
                                               CENTER, INC.
                                      MERIDELL ACHIEVEMENT CENTER, INC.
                                      THE PAVILION FOUNDATION
                                      RIVER OAKS, INC.
                                      TURNING POINT CARE CENTER, INC.

                                      By:__________________________________
                                          Kirk E. Gorman
                                          Treasurer

                                      UHS RECEIVABLES CORP.

                                      By:__________________________________
                                         Cheryl Ramagano
                                         Vice President and
                                               Treasurer

                                      SHEFFIELD RECEIVABLES CORPORATION

                                      By:__________________________________

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      formerly known as FIRST BANK NATIONAL
                                      ASSOCIATION, as Trustee

                                      By:__________________________________
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                                                                       EXHIBIT A

                         REPURCHASE PRICE OF RECEIVABLES

Hospital                                                                  Amount

The Arbour, Inc.                                                        $

The Bridgeway, Inc.                                                     $

Del Amo Hospital, Inc.                                                  $

Forest View Psychiatric Hospital, Inc.                                  $

UHS of Fuller, Inc.                                                     $

HRI Hospital, Inc.                                                      $

UHS Recovery Foundation, Inc.                                           $

La Amistad Residential Treatment Center, Inc.                           $

Meridell Achievement Center, Inc.                                       $

The Pavilion Foundation                                                 $

River Oaks, Inc.                                                        $

Turning Point Care Center, Inc.                                         $